                             FACE OF GLOBAL NOTE

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED                                                  REGISTERED
                                                            PRINCIPAL AMOUNT
CUSIP No. 892 332 AG2                                       $200,000,000

                                                            CERTIFICATE NO. 1

                       TOYOTA MOTOR CREDIT CORPORATION
                      5.625% NOTES DUE NOVEMBER 13, 2003

     TOYOTA MOTOR CREDIT CORPORATION, a California corporation (hereinafter, the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS on November 13, 2003, and to pay interest thereon from November 13, 1998 or from the most recent date on which interest has been paid or duly provided for, semi-annually on May 13 and November 13 (each, an "Interest Payment Date") in each year commencing May 13, 1999, and at maturity at the rate of 5.625% per annum, until the principal hereof is paid or duly made available for payment.

     Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

     The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the April 28 or the October 29 (whether or not a Business Day) immediately preceding such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date, shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

     Payment of the principal of and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and PROVIDED, FURTHER, that AT THE OPTION OF THE COMPANY, the
Holder of this Note shall be entitled to receive payments of principal of and interest on this Note by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee not less than 15 days prior to the applicable payment date.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Note is one of a series of Securities designated under the Indenture as 5.625% Notes due November 2003 (the "Notes").

     Unless the certificate of authentication hereon has been executed by or on behalf of The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated:  November __, 1998         TOYOTA MOTOR CREDIT CORPORATION

[SEAL]                            By:__________________________________________
                                      George E. Borst
                                      Senior Vice President and General Manager


Attest:

By:__________________________
   Robert Pitts
   Secretary


CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK
     as Trustee

By:__________________________
   Authorized Officer

                        TOYOTA MOTOR CREDIT CORPORATION
                       5.625% NOTES DUE NOVEMBER 13, 2003

     This Note is one of a duly authorized series of the Securities (hereinafter called the "Securities") of the Company, issued and to be issued under an Indenture dated as of August 1, 1991, between the Company and The Chase Manhattan Bank as amended by the First Supplemental Indenture, dated as of October 1, 1991 among the Company, The Chase Manhattan Bank and Bankers Trust Company, pursuant to which The Chase Manhattan Bank acts as Trustee of the Securities (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are to be authenticated and delivered.

     Except as otherwise provided in the Indenture, the Securities will be issued in global form only registered in the name of The Depository Trust Company (the "Depositary") or its nominee. The Securities will not be issued in definitive form, except as otherwise provided in the Indenture, and ownership of the Securities shall be maintained in book entry form by the Depositary for the accounts of participating organizations of the Depositary.

     This Note will not be subject to redemption before maturity by a sinking fund or otherwise.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected thereby at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM--as tenants in common

     UNIF      GIFT MIN ACT--. . . . . . . . .Custodian . . . . . . . . .
                                  (Cust)                     (Minor)

          Under Uniform Gifts to Minors Act

          . . . . . . . . . . . . . . . . .
                    (State)

     TEN ENT--as tenants by the entireties
     JT TEN--as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

                            ASSIGNMENT/TRANSFER FORM

     FOR VALUE RECEIVED the undersigned Registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)_____________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _______________________________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Dated:______________________               ___________________________________

          NOTICE: The signature of the Registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                             FACE OF GLOBAL NOTE

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED                                                  REGISTERED
                                                            PRINCIPAL AMOUNT
CUSIP No. 892 332 AG2                                       $200,000,000

                                                            CERTIFICATE NO. 2

                       TOYOTA MOTOR CREDIT CORPORATION
                      5.625% NOTES DUE NOVEMBER 13, 2003

     TOYOTA MOTOR CREDIT CORPORATION, a California corporation (hereinafter, the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS on November 13, 2003, and to pay interest thereon from November 13, 1998 or from the most recent date on which interest has been paid or duly provided for, semi-annually on May 13 and November 13 (each, an "Interest Payment Date") in each year commencing May 13, 1999, and at maturity at the rate of 5.625% per annum, until the principal hereof is paid or duly made available for payment.

     Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

     The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the April 28 or the October 29 (whether or not a Business Day) immediately preceding such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date, shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

     Payment of the principal of and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and PROVIDED, FURTHER, that AT THE OPTION OF THE COMPANY, the
Holder of this Note shall be entitled to receive payments of principal of and interest on this Note by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee not less than 15 days prior to the applicable payment date.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Note is one of a series of Securities designated under the Indenture as 5.625% Notes due November 2003 (the "Notes").

     Unless the certificate of authentication hereon has been executed by or on behalf of The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated:  November __, 1998          TOYOTA MOTOR CREDIT CORPORATION

[SEAL]                             By:____________________________________
                                       George E. Borst
                                       Senior Vice President and General Manager


Attest:

By:___________________________
   Robert Pitts
   Secretary


CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK
     as Trustee

By:___________________________
   Authorized Officer

                       TOYOTA MOTOR CREDIT CORPORATION
                      5.625% NOTES DUE NOVEMBER 13, 2003

     This Note is one of a duly authorized series of the Securities (hereinafter called the "Securities") of the Company, issued and to be issued under an Indenture dated as of August 1, 1991, between the Company and The Chase Manhattan Bank as amended by the First Supplemental Indenture, dated as of October 1, 1991 among the Company, The Chase Manhattan Bank and Bankers Trust Company, pursuant to which The Chase Manhattan Bank acts as Trustee of the Securities (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are to be authenticated and delivered.

     Except as otherwise provided in the Indenture, the Securities will be issued in global form only registered in the name of The Depository Trust Company (the "Depositary") or its nominee. The Securities will not be issued in definitive form, except as otherwise provided in the Indenture, and ownership of the Securities shall be maintained in book entry form by the Depositary for the accounts of participating organizations of the Depositary.

     This Note will not be subject to redemption before maturity by a sinking fund or otherwise.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected thereby at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                               ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM--as tenants in common

     UNIF GIFT MIN ACT--. . . . . . . .Custodian . . . . . . . .
                            (Cust)                   (Minor)

          Under Uniform Gifts to Minors Act
          . . . . . .. . . . . .. . . . . .
                    (State)

     TEN ENT--as tenants by the entireties
     JT TEN--as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

                           ASSIGNMENT/TRANSFER FORM

     FOR VALUE RECEIVED the undersigned Registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)_____________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _______________________________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Dated:___________________________         _________________________________


          NOTICE: The signature of the Registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                              FACE OF GLOBAL NOTE

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED                                                  REGISTERED
                                                            PRINCIPAL AMOUNT
CUSIP No. 892 332 AG2                                       $200,000,000

                                                            CERTIFICATE NO. 3

                        TOYOTA MOTOR CREDIT CORPORATION
                       5.625% NOTES DUE NOVEMBER 13, 2003

     TOYOTA MOTOR CREDIT CORPORATION, a California corporation (hereinafter, the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS on November 13, 2003, and to pay interest thereon from November 13, 1998 or from the most recent date on which interest has been paid or duly provided for, semi-annually on May 13 and November 13 (each, an "Interest Payment Date") in each year commencing May 13, 1999, and at maturity at the rate of 5.625% per annum, until the principal hereof is paid or duly made available for payment.

     Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

     The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the April 28 or the October 29 (whether or not a Business Day) immediately preceding such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date, shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

     Payment of the principal of and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and PROVIDED, FURTHER, that AT THE OPTION OF THE COMPANY, the Holder of this Note shall be entitled to receive payments of principal of and interest on this Note by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee not less than 15 days prior to the applicable payment date.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Note is one of a series of Securities designated under the Indenture as 5.625% Notes due November 2003 (the "Notes").

     Unless the certificate of authentication hereon has been executed by or on behalf of The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated:  November __, 1998          TOYOTA MOTOR CREDIT CORPORATION

[SEAL]                             By:________________________________
                                       George E. Borst
                                       Senior Vice President and General Manager


Attest:

By:__________________________
   Robert Pitts
   Secretary


CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK
     as Trustee

By:__________________________
   Authorized Officer

                       TOYOTA MOTOR CREDIT CORPORATION
                      5.625% NOTES DUE NOVEMBER 13, 2003

     This Note is one of a duly authorized series of the Securities (hereinafter called the "Securities") of the Company, issued and to be issued under an Indenture dated as of August 1, 1991, between the Company and The Chase Manhattan Bank as amended by the First Supplemental Indenture, dated as of October 1, 1991 among the Company, The Chase Manhattan Bank and Bankers Trust Company, pursuant to which The Chase Manhattan Bank acts as Trustee of the Securities (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are to be authenticated and delivered.

     Except as otherwise provided in the Indenture, the Securities will be issued in global form only registered in the name of The Depository Trust Company (the "Depositary") or its nominee. The Securities will not be issued in definitive form, except as otherwise provided in the Indenture, and ownership of the Securities shall be maintained in book entry form by the Depositary for the accounts of participating organizations of the Depositary.

     This Note will not be subject to redemption before maturity by a sinking fund or otherwise.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected thereby at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM--as tenants in common

     UNIF GIFT MIN ACT--. . . . . . . .Custodian . . . . . . . .
                           (Cust)                    (Minor)

          Under Uniform Gifts to Minors Act
          . . . . . . . . . . . . . . . . .
                    (State)

     TEN ENT--as tenants by the entireties
     JT TEN--as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

                           ASSIGNMENT/TRANSFER FORM

     FOR VALUE RECEIVED the undersigned Registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)_____________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _______________________________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Dated:___________________________           _________________________________


          NOTICE: The signature of the Registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                             FACE OF GLOBAL NOTE

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED                                                  REGISTERED
                                                            PRINCIPAL AMOUNT
CUSIP No. 892 332 AG2                                       $200,000,000

                                                            CERTIFICATE NO. 4

                       TOYOTA MOTOR CREDIT CORPORATION
                      5.625% NOTES DUE NOVEMBER 13, 2003

     TOYOTA MOTOR CREDIT CORPORATION, a California corporation (hereinafter, the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS on November 13, 2003, and to pay interest thereon from November 13, 1998 or from the most recent date on which interest has been paid or duly provided for, semi-annually on May 13 and November 13 (each, an "Interest Payment Date") in each year commencing May 13, 1999, and at maturity at the rate of 5.625% per annum, until the principal hereof is paid or duly made available for payment.

     Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

     The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the April 28 or the October 29 (whether or not a Business Day) immediately preceding such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date, shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

     Payment of the principal of and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and PROVIDED, FURTHER, that AT THE OPTION OF THE COMPANY, the
Holder of this Note shall be entitled to receive payments of principal of and interest on this Note by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee not less than 15 days prior to the applicable payment date.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Note is one of a series of Securities designated under the Indenture as 5.625% Notes due November 2003 (the "Notes").

     Unless the certificate of authentication hereon has been executed by or on behalf of The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated:  November __, 1998               TOYOTA MOTOR CREDIT CORPORATION

[SEAL]                             By:_________________________________________
                                       George E. Borst
                                       Senior Vice President and General Manager


Attest:

By:__________________________
   Robert Pitts
   Secretary


CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK
     as Trustee

By:__________________________
   Authorized Officer

                       TOYOTA MOTOR CREDIT CORPORATION
                      5.625% NOTES DUE NOVEMBER 13, 2003

     This Note is one of a duly authorized series of the Securities (hereinafter called the "Securities") of the Company, issued and to be issued under an Indenture dated as of August 1, 1991, between the Company and The Chase Manhattan Bank as amended by the First Supplemental Indenture, dated as of October 1, 1991 among the Company, The Chase Manhattan Bank and Bankers Trust Company, pursuant to which The Chase Manhattan Bank acts as Trustee of the Securities (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are to be authenticated and delivered.

     Except as otherwise provided in the Indenture, the Securities will be issued in global form only registered in the name of The Depository Trust Company (the "Depositary") or its nominee. The Securities will not be issued in definitive form, except as otherwise provided in the Indenture, and ownership of the Securities shall be maintained in book entry form by the Depositary for the accounts of participating organizations of the Depositary.

     This Note will not be subject to redemption before maturity by a sinking fund or otherwise.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected thereby at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM--as tenants in common

     UNIF GIFT MIN ACT--. . . . . . . .Custodian . . . . . . . .
                           (Cust)                   (Minor)

          Under Uniform Gifts to Minors Act
          . . . . . . . . . . . . . . . . .
                    (State)

     TEN ENT--as tenants by the entireties
     JT TEN--as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

                          ASSIGNMENT/TRANSFER FORM

     FOR VALUE RECEIVED the undersigned Registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)_____________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
______________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _______________________________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Dated:______________________________          ________________________________


          NOTICE: The signature of the Registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                            FACE OF GLOBAL NOTE

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED                                                  REGISTERED
                                                            PRINCIPAL AMOUNT
CUSIP No. 892 332 AG2                                       $200,000,000

                                                            CERTIFICATE NO. 5

                       TOYOTA MOTOR CREDIT CORPORATION
                      5.625% NOTES DUE NOVEMBER 13, 2003

     TOYOTA MOTOR CREDIT CORPORATION, a California corporation (hereinafter, the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS on November 13, 2003, and to pay interest thereon from November 13, 1998 or from the most recent date on which interest has been paid or duly provided for, semi-annually on May 13 and November 13 (each, an "Interest Payment Date") in each year commencing May 13, 1999, and at maturity at the rate of 5.625% per annum, until the principal hereof is paid or duly made available for payment.

     Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

     The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the April 28 or the October 29 (whether or not a Business Day) immediately preceding such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date, shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

     Payment of the principal of and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and PROVIDED, FURTHER, that AT THE OPTION OF THE COMPANY, the
Holder of this Note shall be entitled to receive payments of principal of and interest on this Note by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee not less than 15 days prior to the applicable payment date.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Note is one of a series of Securities designated under the Indenture as 5.625% Notes due November 2003 (the "Notes").

     Unless the certificate of authentication hereon has been executed by or on behalf of The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated:  November __, 1998          TOYOTA MOTOR CREDIT CORPORATION

[SEAL]                             By:_________________________________________
                                       George E. Borst
                                       Senior Vice President and General Manager


Attest:

By:___________________________
   Robert Pitts
   Secretary


CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK
     as Trustee

By:___________________________
   Authorized Officer

                       TOYOTA MOTOR CREDIT CORPORATION
                      5.625% NOTES DUE NOVEMBER 13, 2003

     This Note is one of a duly authorized series of the Securities (hereinafter called the "Securities") of the Company, issued and to be issued under an Indenture dated as of August 1, 1991, between the Company and The Chase Manhattan Bank as amended by the First Supplemental Indenture, dated as of October 1, 1991 among the Company, The Chase Manhattan Bank and Bankers Trust Company, pursuant to which The Chase Manhattan Bank acts as Trustee of the Securities (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are to be authenticated and delivered.

     Except as otherwise provided in the Indenture, the Securities will be issued in global form only registered in the name of The Depository Trust Company (the "Depositary") or its nominee. The Securities will not be issued in definitive form, except as otherwise provided in the Indenture, and ownership of the Securities shall be maintained in book entry form by the Depositary for the accounts of participating organizations of the Depositary.

     This Note will not be subject to redemption before maturity by a sinking fund or otherwise.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected thereby at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM--as tenants in common

     UNIF GIFT MIN ACT--. . . . . . . .Custodian . . . . . . .
                            (Cust)                  (Minor)

          Under Uniform Gifts to Minors Act
           . . . . . . . . . .  . . . . .
                    (State)

     TEN ENT--as tenants by the entireties
     JT TEN--as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

                           ASSIGNMENT/TRANSFER FORM

     FOR VALUE RECEIVED the undersigned Registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)_____________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)
______________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _______________________________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Dated:_____________________________        ________________________________


          NOTICE: The signature of the Registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.